UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3140 East Coronado Street

Anaheim, CA 92806

(Address of Principal Executive Offices) (Zip Code)

(714) 238-1488

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2011, the board of directors (the “Board”) of Multi-Fineline Electronix, Inc. (the “Company”) appointed See Meng Wong as a non-independent, Class II director, to fill a vacancy created by the expansion of the Board on May 19, 2011, from seven (7) to eight (8) directors. Mr. Wong has also been appointed to the Company’s Compensation Committee.

The Company issued a news release regarding Mr. Wong’s appointment on May 23, 2011. A copy of the news release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	News release dated May 23, 2011, announcing the appointment of See Meng Wong as a non-independent, Class II director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Multi-Fineline Electronix, Inc.,
a Delaware corporation

Date: May 23, 2011

	By:	/s/ Reza Meshgin
Reza Meshgin
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release dated May 23, 2011, announcing the appointment of See Meng Wong as a non-independent, Class II director.